                                     EXHIBIT 99

                              Joint Filer Information

Designated Filer:              BLUM CAPITAL PARTNERS, L.P.

Statement for Month/Day/Year:  November 19, 2008

Issuer & Symbol:               Avid Technology, Inc. (AVID)

Address of each Reporting Person for this Form 4:

909 Montgomery Street, Suite 400, San Francisco, CA  94133

Relationship to Issuer of each Reporting Person:  10% Owner

                                     Signatures

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

November 19, 2008

RICHARD C. BLUM & ASSOCIATES, INC.     BLUM CAPITAL PARTNERS, L.P.

                                       By:  Richard C. Blum & Associates, Inc.

                                            its General Partner

By:  /s/ Gregory D. Hitchan            By:  /s/ Gregory D. Hitchan

     ------------------------------         ------------------------------

     Gregory D. Hitchan                     Gregory D. Hitchan

     Partner, Chief Operating Officer,      Partner, Chief Operating Officer,

     General Counsel and Secretary          General Counsel and Secretary

BLUM STRATEGIC GP III, L.L.C.          BLUM STRATEGIC GP III, L.P.

                                       By:  Blum Strategic GP III, L.L.C.

                                            its General Partner

By:  /s/ Gregory D. Hitchan            By:  /s/ Gregory D. Hitchan

     ------------------------------         ------------------------------

     Gregory D. Hitchan                     Gregory D. Hitchan

     Managing Member                        Managing Member

BLUM STRATEGIC GP IV, L.L.C.          BLUM STRATEGIC GP IV, L.P.

                                       By:  Blum Strategic GP IV, L.L.C.

                                            its General Partner

By:  /s/ Gregory D. Hitchan            By:  /s/ Gregory D. Hitchan

     ------------------------------         ------------------------------

     Gregory D. Hitchan                     Gregory D. Hitchan

     Managing Member                        Managing Member

SADDLEPOINT PARTNERS GP, L.L.C.

By:  Blum Capital Partners, L.P.

     its Managing Member

     By:  Richard C. Blum & Associates, Inc.,

     its General Partner

By: /s/ Gregory D. Hitchan

    ---------------------------------

    Gregory D. Hitchan

    Partner, Chief Operating Officer,

    General Counsel and Secretary